                                                                 EXHIBIT 10.14.4

                                 THIRD AMENDMENT
                                       TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT



     THIS THIRD AMENDMENT TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT
(this "Amendment") is dated as of the    day of April, 2000, and entered into
among Telergy Operating, Inc., a Delaware corporation (the "Borrower"), the Lenders (as defined below) and Bank of America, N.A., as a Lender and Administrative Agent.

                                  WITNESSETH:

         WHEREAS, the Borrower, the Lenders and the Administrative Agent entered into a Second Amended and Restated Credit Agreement, dated as of November 19, 1999 (as amended, and as further amended, restated or otherwise modified from time to time, the "Credit Agreement");

         WHEREAS, Borrower has informed Administrative Agent that it desires to reset certain covenants contained in the Credit Agreement;

         WHEREAS, the Lenders, the Administrative Agent and the Borrower have agreed upon the terms and conditions set forth below;

         NOW, THEREFORE, for valuable consideration hereby acknowledged, the Borrower, the Lenders and the Administrative Agent agree as follows:

         SECTION 1. Definitions, in general. Unless specifically defined or redefined below, capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

         SECTION 2. Amendment to Section 7,01(a). Section 7.01(a) of the Credit Agreement is amended and restated in its entirety as follows:

                           (a) Minimum Revenues and EBITDA.
                            The Borrower will not permit

                           (i) Revenues for any fiscal quarter to be less than
                  the amount set forth below for such fiscal quarter:

Fiscal Quarter Ending         Minimum Revenue
---------------------         ---------------

December 31, 1999            [***]

March 31, 2000               [***]

June 30, 2000                [***]



CONFIDENTIAL

[***] Confidential treatment has been requested with respect to material omitted on this page. The omitted portions have been filed separately with the Securities and Exchange Commission.

September 30, 2000                                                   [***]
December 31, 2000                                                    [***]
March 31, 2001                                                       [***]
June 30, 2001                                                        [***]
September 30, 2001                                                   [***]
December 31, 2001                                                    [***]
March 31, 2002                                                       [***]
June 30, 2002                                                        [***]
September 30, 2002                                                   [***]
December 31, 2002                                                    [***]

         (ii) actual EBITDA for any fiscal quarter to be less than EBITDA as set forth below for such fiscal quarter:

Fiscal Quarter Ending                                              EBITDA
---------------------                                              ------
December 31, 1999                                                  [***]
March 31, 2000                                                     [***]
June 30, 2000                                                      [***]
September 30, 2000                                                 [***]
December 31, 2000                                                  [***]
March 31, 2001                                                     [***]
June 30, 2001                                                      [***]
September 30, 2001                                                 [***]
December 31, 2001                                                  [***]
March 31, 2002                                                     [***]

CONFIDENTIAL

[***] Confidential treatment has been requested with respect to material omitted on this page. The omitted portions have been filed separately with the Securities and Exchange Commission.

June 30, 2002
September 30, 2002
December 31, 2002

                   SECTION 3. Amendment to Section 8.01. Section 8.01 of the Credit Agreement is amended and restated in its entirety as follows:

                           SECTION 8.01, Events of Default. Any one or more of
                  the following shall be an "Event of Default" hereunder, if the same shall occur for any reason whatsoever, whether voluntary or involuntary, by operation of Law or otherwise:

                           (a) default shall be made in the payment of any
                  principal of the Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or by acceleration thereof or otherwise;

                           (b) default shall be made in the payment of any
                  interest on the Loan or any Fee or any other amount (other than an amount referred to in (a) above) due under this Agreement or any other Loan Paper, when and as the same shall become due and payable, and such default shall continue unremedied for a period of three Business Days;

                           (c) default shall be made in the due observance or
                  performance by the Parent, the Borrower or any of their Subsidiaries of any covenant, condition or agreement contained in Sections 6.01(a), 6.05, 6.08 or 6.10 hereof or in Article VII hereof;

                           (d) the Parent shall fail to raise an additional
                  $200,000,000 of net proceeds in equity through an initial public offering of its common capital stock or through the issuance of public debt by September 30, 2000;

                           (e) default shall be made in the due observance or
                  performance by the Parent, the Borrower or any of their Subsidiaries of any covenant, condition or agreement contained in this Agreement (other than those specified in (a), (b), (c) or (d) above) or in any Loan Paper and such default shall continue unremedied for a period of 30 days after the earlier of (i) actual knowledge thereof by any Responsible Officer and
                  (ii) receipt of notice thereof from the Administrative Agent or any Lender;

                           (f) any representation or warranty made or deemed
                  made by the Parent, the Borrower or any of their Subsidiaries in or in connection with this Agreement or in any other Loan Paper, or in connection with the borrowings hereunder; or any representation, warranty, statement or written information contained in any report, certificate, financial statement or other instrument prepared by the Parent, the Borrower or any of their Subsidiaries and furnished by the Parent, the Borrower or any of their Subsidiaries in connection with or pursuant to this Agreement or any other Loan Paper, shall prove to have been false or misleading in any material respect when so made, deemed made or furnished;

                           (g) the Parent, the Borrower or any of their
                   Subsidiaries shall (i) other than Debt for Borrowed Money under this Agreement, fail to pay any principal or interest, regardless of amount, due in respect of any Debt for Borrowed Money of the Parent, the Borrower or any of their Subsidiaries in a principal amount in excess of $2,500,000, when and as the same shall become due and payable (and such failure continues after the expiration of any applicable grace periods set forth therein), or (ii) fail to observe or perform any other term, covenant, condition or agreement contained in any agreement or instrument evidencing or governing any such Debt for Borrowed Money if the effect of any failure referred to in this clause (ii) is to (A) cause, or to permit the holder or holders of such indebtedness or a trustee on its or their behalf to cause, such Debt for Borrowed Money to become due prior to its stated maturity or
                   (B) cause any redemption, prepayment, reduction of commitment or other non-scheduled principal reduction in any such Debt for Borrowed Money prior to its maturity;

                           (h) an involuntary proceeding shall be commenced or
                   an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of the Parent, the Borrower or any of their Subsidiaries, or of a substantial part of the property or assets of the Parent, the Borrower or their Subsidiaries, under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar Law, (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Parent, the Borrower or any of their Subsidiaries or for a substantial part of the property or assets of the Parent, the Borrower or any of their Subsidiaries or (iii) the winding-up or liquidation of the Parent; the Borrower or any of their Subsidiaries; and such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

                           (i) the Parent, the Borrower or any of their
                   Subsidiaries shall (i) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar Law, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in (g) above, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Parent, the Borrower or any of their Subsidiaries or for a substantial part of the property or assets of the Parent, the Borrower or any of their Subsidiaries, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors, (vi) become unable, admit in writing its inability or fail generally to pay its debts as they become due or
                   (vii) take any action for the purpose of effecting any of the foregoing;

                          (j) one or more judgments for the payment of money in
                  an aggregate amount in excess of $1,000,000 shall be rendered against the Parent, the Borrower or any of their Subsidiaries, or any combination thereof and the same shall remain undischarged or unpaid for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to levy upon assets or properties of the Parent, the Borrower or any of their Subsidiaries to enforce any such judgment;

                           (k) an ERISA Event shall have occurred that, when
                  taken together with all other such ERISA Events, could reasonably be expected to result in liability of the Parent, the Borrower or any of their Subsidiaries, or any combination thereof, in an aggregate amount exceeding $1,000,000;

                           (l) any of the following shall occur: (i) this
                  Agreement, any pledge agreement, any security agreement, any guarantee or any Note executed in connection with this Agreement (collectively, the "Material Loan Agreements"), or any material provision of any thereof shall, for any reason, not be valid and binding on the Parent, the Borrower or any of their Subsidiaries signatory thereto, or not be in full force and effect, or shall be declared to be null and void; or (ii) the validity or enforceability of any Material Loan Agreement shall be contested by any of the Parent, the Borrower or any of their Subsidiaries, or any of their Affiliates; or (iii) any of the Parent, the Borrower or their Subsidiaries shall deny in writing that it has any or further liability or obligation under its respective Material Loan Agreements; or
                  (iv) any default or breach under any provision of any Material Loan Agreement shall continue after the applicable grace period, if any, specified in such Material Loan Agreement;

                           (m) any of the following shall have occurred: (i) any
                  Loan Paper shall for any reason (other than pursuant to the terms thereof) cease to create a valid and perfected first priority Lien in the Collateral purported to be covered thereby (except as permitted by the terms of this Agreement or as caused, or consented to, by the Lenders); or (ii) less than 100% of the Capital Stock of Telergy Parkway shall be pledged to secure the Obligations (except as caused, or consented to, by the Lenders); or (iii) less than 100% of the Pledged Stock (except the Capital Stock of Telergy Parkway) shall be pledged to secure the Obligations (except as caused, or consented to, by the Lenders); or (iv) the guaranties by the Guarantors of the Obligations required to be delivered in accordance with the terms of this Agreement shall not be fully enforceable against each such Guarantor; or (v) the security agreements by Telergy Parkway granting Liens on its assets to secure the Obligations required to be delivered in accordance with the terms of this Agreement shall not be fully enforceable against Telergy Parkway or (vi) the security agreements by the

                   Subsidiaries granting Liens on their assets to secure the Obligations required to be delivered in accordance with the terms of this Agreement shall not be fully enforceable against each such Subsidiary;

                           (n) for the date January 1, 2000 and for all dates
                  thereafter, the Parent, the Borrower or their Subsidiaries shall suffer a catastrophic failure in any computer application material to its business and operations where such failure lasts for a period in excess of 30 consecutive days, except in such instances where such occurrence would not be reasonably expected to have a Material Adverse Effect, or in such instances where the Borrower replaces the functionality of the failed computer application through the use of some other application or system;

                           (o) any of the following shall have occurred: (i) a
                  final non-appealable order is issued by any Governmental Authority or Tribunal, including, but not limited to, the FCC, any applicable PUC, or the United States Justice Department, requiring any of the Parent, the Borrower or any of their Subsidiaries to divest a substantial portion of its assets pursuant to any antitrust, restraint of trade, unfair competition, industry regulation, or similar Laws, or (ii) any Tribunal shall condemn, seize, or otherwise appropriate, or take custody or control of all or any substantial portion of the assets of the Parent, the Borrower or any of their Subsidiaries,

                           (p) any of the following shall have occurred if the
                  effect thereof could be reasonably expected to have a Material Adverse Effect: (i) any license from any Governmental Authority whether presently existing or hereafter granted to or obtained by the Parent, the Borrower or any of their Subsidiaries shall expire without renewal or be suspended or revoked, or (ii) the Parent, the Borrower or any of their Subsidiaries shall become subject to any injunction or other order affecting or which could reasonably be expected to affect the Parent's, the Borrower's or any of their Subsidiaries' present or proposed operations under any such license;

                           (q) any civil action, suit or proceeding shall be
                  commenced against the Parent, the Borrower or any of their Subsidiaries under any federal or state racketeering statute (including, without limitation, the racketeer influenced and Corrupt Organization Act of 1970)("RICO") and such suit shall be adversely determined by a court of applicable jurisdiction, and which is either non-appealable or which the Parent, the Borrower or such Subsidiary has elected not to appeal and such adverse determination could reasonable be expected to have a Material Adverse Effect; or any criminal action or proceeding shall be commenced against the Parent, the Borrower or any of their Subsidiaries under any federal or state racketeering statute (including, without limitation, RICO);

                          (r)      there shall occur a Change in Control;

                           (s) any litigation commenced against the Parent, the
                  Borrower or any of their Subsidiaries is adversely determined by a court of applicable jurisdiction, which such litigation is either non-appealable or which the Parent, the Borrower or any of their Subsidiaries has elected not to appeal, and in either case, could reasonably expected to have a Material Adverse Effect;

                           (t) the Parent, the Borrower or any of their
                   Subsidiaries shall fail to comply in any respect with the Communications Act, or any rule or regulation promulgated by the FCC or any applicable PUC, and such failure could reasonably be expected to have a Material Adverse Effect; or any license or authorization constituting authorizations, permits or licenses of the Parent, the Borrower or any of their Subsidiaries material to the operation of the business of the Parent, the Borrower and any of their Subsidiaries, has expired or shall expire without having been renewed or shall be canceled or impaired, and such expiration, cancellation or impairment could reasonably be expected to have a Material Adverse Effect;

                           (u) the Parent, the Borrower or any of their
                   Subsidiaries shall fail to operate its business for any period of time which, in the aggregate, could reasonably be expected to have a Material Adverse Effect; or

                           (v) any Substantial Portion shall not, for any reason
                   (including, without limitation, loss of FCC license, fiber network or otherwise) be operating for a period in excess of 30 days. For purposes of this subsection (u), "Substantial Portion" means any portion of the telecommunications system of the Parent, the Borrower and their Subsidiaries that has generated for the most recently completed twelve month period, in excess of five percent of EBITDA.

                  SECTION 4. Conditions Precedent. This Amendment shall not be effective until the Administrative Agent shall have received:

                  (a) executed signature pages from the Borrower, each signatory to the Notes, the Parent, Telergy Parkway, the Administrative Agent and Majority Lenders; and

                  (b) such other documents, instruments, and certificates, in form and substance satisfactory to the Administrative Agent and the Lenders, as the Administrative Agent and the Lenders shall deem necessary or appropriate in connection with this Amendment and the transactions contemplated hereby.

                  SECTION 5. Representations and Warranties. The Borrower represents and warrants to the Lenders and the Administrative Agent that (a) this Amendment is a Loan Paper under the Credit Agreement and constitutes its legal, valid, and binding obligation, enforceable in accordance with the terms hereof (subject as to enforcement of remedies to any applicable bankruptcy, reorganization, moratorium, or other laws or principles of equity affecting the enforcement of creditors' rights generally), (b) there exists no Default or Event of Default under the Credit Agreement that has not been waived by the Lenders, (c) its representations and warranties set forth in the Credit Agreement and other Loan Papers are true and correct on the date hereof, (d) it has complied with all agreements and conditions to be complied with by it under the Credit Agreement and the other Loan Papers by the date hereof, and (e) the Credit Agreement, as amended hereby, and the other Loan Papers remain in full force and effect.

         SECTION 6. Entire Agreement; Ratification. THE CREDIT AGREEMENT AS AMENDED HEREBY AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENT OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. EXCEPT AS MODIFIED OR SUPPLEMENTED HEREBY, THE CREDIT AGREEMENT, THE OTHER LOAN PAPERS AND ALL OTHER DOCUMENTS AND AGREEMENTS EXECUTED IN CONNECTION THEREWITH SHALL CONTINUE IN FULL FORCE AND EFFECT.

         SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. In making proof hereof, it shall not be necessary to produce or account for any counterpart other than one signed by the party against which enforcement is sought.

SECTION 8. JURISDICTION; CONSENT TO SERVICE OF PROCESS.

         (A) THE BORROWER, THE ADMINISTRATIVE AGENT AND EACH LENDER HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF ANY NEW YORK STATE COURT OR FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN NEW YORK, NEW YORK AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN PAPER, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN PAPER SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION
OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN PAPER AGAINST THE BORROWER OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

                   (B) THE BORROWER, THE ADMINISTRATIVE AGENT AND EACH LENDER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN PAPER IN ANY NEW YORK STATE OR FEDERAL COURT. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

                   (C) EACH PARTY TO THIS AGREEMENT AND ANY OTHER LOAN PAPER IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN PARAGRAPH 8 HEREOF. NOTHING IN THIS AGREEMENT OR ANY OTHER LOAN PAPER WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT OR ANY OTHER LOAN PAPER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

            THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.

                   IN WITNESS WHEREOF, this Amendment to Credit Agreement is executed as of the date first set forth above,

          THE BORROWER:

                                          TELERGY OPERATING, INC.

                                             /s/ Brian P. Kelly
                                          ---------------------
                                          By:    Brian P. Kelly
                                          Its:   President

                                          TELERGY CENTRAL, LLC

                                             /s/ Brian P. Kelly
                                          ---------------------
                                          By:    Brian P. Kelly
                                          Its:   President

                                          TELERGY METRO, LLC

                                             /s/ Brian P. Kelly
                                          ---------------------
                                          By:    Brian P. Kelly
                                          Its:   President

                                          TELERGY NET-WORK SERVICES, INC.

                                             /s/ Brian P. Kelly
                                          ---------------------
                                          By:    Brian P. Kelly
                                          Its:   President

THE ADMINISTRATIVE AGENT:

BANK OF AMERICA. N.A.,
as Administrative Agent

/s/ Anthony M. Cacheria
-----------------------------
By: Anthony M. Cacheria
Title: Managing Director


THE LENDERS:

SPECIFIED
PERCENTAGE ON THE CLOSING
DATE:     %

Address:
901 Main Street
64th Floor
Dallas, Texas 75202

Attn:              Tony Cacheria
Telephone:        (214) 209-0157
Telecopy:         (214) 209-9390



BANK OF AMERICA. N.A.,
individually as a Lender

/s/ Anthony M. Cacheria
-----------------------------
By: Anthony M. Cacheria
Title: Managing Director

SPECIFIED                                          CIBC INC,
PERCENTAGE ON THE CLOSING                          individually as a Lender
DATE:     %


Address:
                                                    /s/ Colleen Fioux
                                                    -------------------------
                                                    By: Colleen Fioux
Attn:                                               Title: Executive Director
Telephone:                                          CIBC World Markets Corp.,
Telecopy:                                           as agent

         SPECIFIED                               ROYAL BANK OF CANADA,
         PERCENTAGE ON THE CLOSING               individually as a Lender
         DATE:        %

         Address:



                                                 By:
         Attn:                                   Title:
         Telephone:
         Telecopy:

THE GUARANTORS:

ACKNOWLEDGED AND AGREED:

                                  TELERGY. INC.
                                                       /s/ Brian P. Kelly
                                                     --------------------
                                                     By:   Brian P. Kelly
                                                     Its: CEO

                                                     TELERGY PARKWAY, INC.

                                                       /s/ Brian P. Kelly
                                                     --------------------
                                                     By:   Brian P. Kelly
                                                     Its: President